SANTA BARBARA GROUP OF MUTUAL FUNDS (the “Company”)

PFW WATER FUND

CLASS A SHARES: PFWAX

CLASS C SHARES: PFWCX

THE MONTECITO FUND

ALL SHARES: MONAX

PROSPECTUS

Dated

August 1, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete and representation to the contrary is a crime.

TABLE OF CONTENTS

FUND SUMMARY: PFW WATER FUND	1
FUND SUMMARY: MONTECITO FUND	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
INVESTMENT OBJECTIVE: PFW WATER FUND	10
PRINCIPAL INVESTMENT STRATEGIES: PFW WATER FUND	10
INVESTMENT OBJECTIVE: MONTECITO FUND	11
PRINCIPAL INVESTMENT STRATEGIES: MONTECITO FUND	11
PRINCIPAL INVESTMENT RISKS	11
TEMPORARY INVESTMENTS	13
PORTFOLIO HOLDINGS DISCLOSURE	13
INVESTMENT ADVISORY SERVICES
FUND MANAGER	14
PORTFOLIO MANAGERS	14
HOW TO BUY AND SELL SHARES	14
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	20
HOW TO EXCHANGE SHARES	22
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	23
DIVIDENDS AND DISTRIBUTIONS AND TAX CONSIDERATIONS	23
FINANCIAL HIGHLIGHTS	25
NOTICE OF PRIVACY POLICY & PRACTICES	29

FUND SUMMARY:  PFW Water Fund

Investment Objective

Long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Buy and Sell Shares on page 14 of the Fund’s Prospectus and Purchasing and Redeeming Shares on page 25 of the Fund’ Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	CLASS A	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE	1.00%
Redemption Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution & Servicing (12b-1) Fees	0.25%	1.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.50%	2.25%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$719	$1,022	$1,346	$2,263
CLASS C	$331	$703	$1,208	$2,585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of the portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings in water-related companies.  For purposes of this 80% policy, a water-related company is a company that derives at least 50% of its income or profits from, or devotes at least 50% of its resources to the production or delivery of, water-related products or services.  Water-related products and services are those that influence the quality or availability of water.

The Fund may invest in U.S. and foreign equity securities of all market capitalizations.  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody's Investors Service (“Moody’s”) or at least BBB- by Standard and Poor's Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.  The Fund will invest primarily in equity securities of water-related companies that the portfolio manager believes will experience growth due to innovative products and services, a distinct competitive advantage, management changes, or redeployment of company assets to new opportunities. The Fund may invest up to 25% of its total assets in foreign securities, including American Depositary Receipts (“ADRs”).

The Fund will sell a stock under one or more of the following conditions:

(i)

when the company's business prospects have changed;

(ii)

when a stock has reached its targeted value;

(iii)

when a stock has appreciated significantly and the portfolio manager believes that it is prudent to reduce the position and realize some of the gain.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Company Risk – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value.

Convertible Security Risk – Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures, may be riskier investments than the stock into which they convert. The main risk of these types of securities is the credit risk and stock price of the issuer.

Foreign Security Risk – Foreign securities, including ADRs, may have greater risks than domestic securities due to differences in political, regulatory, accounting and economic conditions, exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, less publicly available information and the possibility of war or expropriation.

General Risk – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks.  When you sell your Fund shares, they may be worth less than what you paid for them.

Growth Risk – If the portfolio manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected.  Growth investing may go in and out of favor, which may cause growth-oriented funds to underperform when value investing is in favor.

Management Risk –The portfolio manager may select stocks that decline in value and do not experience growth as anticipated.

Small Cap Risk – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies and may be less liquid.

Stock Market Risk – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.

Water-Related Securities Risk- Investing in water-related companies may expose the Fund to additional risk because some of the companies in the Fund's portfolio can be affected by common economic trends or other changes.  Adverse developments in a particular industry that is water-related may significantly affect the value of other related industries and the Fund's shares.  Some companies involved in water-related activities are subject to environmental considerations, changes in taxation and government regulation, price and supply fluctuations, changes in technology, competition and water conservation.  Unfavorable regulatory rulings, including structural changes to pricing and the competitive playing field, may affect the ability of companies engaged in one or more water-related activities to produce favorable returns.

Performance

The bar chart and table below provide some indication of the risks of investing in the PFW Water Fund (formerly known as The Bender Growth Fund in addition to the SBG Growth Fund) by showing changes in the performance of Class C shares.  The information in the bar chart and table through May, 31, 2007 reflect Fund performance by a previous investment sub-advisor using investment strategies that are different than those currently in effect.  The bar chart shows changes in the yearly performance of the Fund’s Class C shares over the past 10 calendar years.   The performance table compares the performance of the Fund over time to the performance of the S&P® 500 Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Class C Shares For Calendar Years Ending On December 31,

During the period shown in the bar chart, the highest return for a quarter was 29.04% during the quarter ended December 31, 2001, and the lowest return for a quarter was -31.86% during the quarter ended September 30, 2001.  For the period January 1, 2010 to June 30, 2010, the Fund’s return was -9.47%.

Average Annual Total Returns

(For the periods ended on December 31, 2009)

PFW Water Fund	Past Year	Past 5 Years	Past 10 Years

Return before taxes Class C	14.28%	0.19%	-3.84%
Return after taxes on distributions Class C	14.28%	0.19%	-3.84%
Return after taxes on distributions and sale of Fund shares Class C	9.28%	0.16%	-3.17%
Return before taxes Class A	9.50%	0.08%	-3.29%
S&P 500 ® Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares Class C” are higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Investment Advisor

Hillcrest Wells Advisors, LLC

Portfolio Manager

Ben Murillo, Jr., the portfolio manager of the PFW Water Fund, is responsible for the day-to-day management of the Fund.  Mr. Murillo began as a portfolio manager for the Fund on July 1, 2010.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment to open an account is $2,500 for regular accounts, $1,000 for retirement accounts and $500 for Coverdell ESA accounts. The minimum subsequent investment is $1,000 for regular accounts, $100 for retirement accounts and $500 for Coverdell ESA accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mail to PFW Water Fund or Montecito Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-800-723-8637.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k) plan.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: The Montecito Fund

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Montecito Fund.  You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE
Redemption Fee	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.21%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$691	$937	$1,202	$1,957

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of the portfolio.

Principal Investment Strategies

The Fund invests principally in the following three asset classes: equity:  equity securities (including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries).  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.  Using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions.  The Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes.  Individual securities are selected based on a process of statistical screening followed by fundamental analysis.  Those securities that are deemed fundamentally attractive are then put through a proprietary valuation process to determine at what price levels they would be deemed attractive to own.  The Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.  The Fund seeks to achieve long-term growth of capital through both income generation and capital appreciation.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Commodities Risk- Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.

Company Risk - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value.

Credit Risk - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

General Risk - There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks.  When you sell your Fund shares, they may be worth less than what you paid for them.

Government Risk - The U. S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Interest Rate Risk - The value of your investment may decrease when interest rates rise.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Junk Bond Risk-  Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk - The portfolio manager may select investments that decline in value, or allocate the fund’s investments to asset classes that do not perform well.

Prepayment Risk - The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

Real Estate Securities Risk - The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk.  In addition to the risks facing real estate securities, the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Sector Risk - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Small-Cap Risk - The Fund will invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies and may be less liquid.

Stock Market Risk - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.

Performance

The bar chart and table below provide some indication of the risks of investing in the Montecito Fund by showing changes in the performance of the Fund’s shares.  The bar chart shows changes in the yearly performance of the Fund’s shares over the lifetime of the Fund.  The performance table compares the performance of the Fund over time to the performance of the S&P® 500 Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Calendar Years Ending On December 31,

During the period shown in the bar chart, the highest return for a quarter was 16.22% during the quarter ended June 30, 2009 and the lowest return for a quarter was -22.65% during the quarter ended December 31, 2008.  For the quarter ended June 30, 2010, the Montecito Fund’s return was -10.13%.

Average Annual Total Returns

(For the periods ended on December 31, 2009)

Montecito Fund	Past Year	Past 5 Years	Life of Fund (since 4/15/02)
Return before taxes	19.81%	-0.76%	0.33%
Return after taxes on distributions	18.37%	-1.80%	-0.42%
Return after taxes on distributions and sale of Fund shares	12.76%	-1.07%	-0.05%
S&P 500 ® Index (reflects no deductions for fees, expenses or taxes)	26.46%	0.42%	2.14%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” are higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Investment Adviser

Hillcrest Wells Advisors, LLC

Portfolio Manager

Blake T. Todd, the portfolio manager of the Montecito Fund, is responsible for the day-to-day management of the Fund.  Mr. Todd has been a Partner at Crowell Weedon & Co. since December 2006 and manages individual investment accounts at Crowell Weedon & Co.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment to open an account is $2,500 for regular accounts, $1,000 for retirement accounts and $500 for Coverdell ESA accounts. The minimum subsequent investment is $1,000 for regular accounts, $100 for retirement accounts and $500 for Coverdell ESA accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mail to PFW Water Fund or Montecito Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-800-723-8637.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k) plan.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

PFW Water Fund

Investment Objective

The investment objective of the PFW Water Fund, long-term growth of capital, may not be changed without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings in water-related companies.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  For purposes of this 80% policy, a water-related company is a company that derives at least 50% of its income or profits from, or devotes at least 50% of its resources to the production or delivery of, water-related products or services.  PFW in the Fund’s name refers to “Portfolio From Water.”  Water-related products and services are those that influence the quality or availability of water, and may include, but are not limited to, any of the following activities:

(i)  the production, collection, treatment and distribution of water to domestic and industrial users;

(ii)  the purification, desalination, or disinfection of water;

(iii)  the collection, treatment or disposal of domestic and industrial liquid wastes;

(iv)  companies providing equipment, consulting and engineering services in connection with water.

The Fund will invest primarily in equity securities of water-related companies that the portfolio manager believes will experience (i) growth; (ii) strong and improving fundamentals; (iii) strong industry presence or (iv) low institutional ownership or sponsorship.

The Fund may invest up to 25% of its total assets in foreign securities, including ADRs.  The Fund may invest, under certain circumstances, in exchange-traded and closed-end funds for liquidity and pending selection of portfolio securities.

The Fund will sell a stock under one or more of the following conditions:

(i)

when the company’s business prospects have changed;

(ii)

when a stock has reached its targeted value;

(iii)

 when a stock has appreciated significantly and the portfolio manager believes  that it is prudent to reduce the position and realize some of the gain.

Montecito Fund

Investment Objective

The investment objective of the Montecito Fund, long-term growth of capital, may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests principally in the following three asset classes: equity:  equity securities (including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries).  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.  Using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions.  The Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes.  The Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.  The Fund seeks to achieve long-term growth of capital through both income generation and capital appreciation.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Commodities Risk (Montecito Fund only)- Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.

Company Risk (Both Funds) – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Funds’ portfolio manager may decline in value, thereby causing the Funds to decline in value.

Convertible Security Risk (PFW Water Fund only) – The Fund may invest in convertible securities. Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. The main risk of these types of securities is credit risk, which is the risk of loss due to the creditworthiness of the issuer.

Credit Risk (Montecito Fund only) - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Foreign Security Risk (PFW Water Fund only) – The Fund may invest directly in foreign securities or in ADRs.  Investments in foreign securities may involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as a result, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations that the portfolio manager considers as having stable and friendly governments, there is the possibility of war or expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

General Risk (Both Funds) – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

Government Risk (Montecito Fund only)  - The U. S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, certain securities, such as those issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

Growth Risk (PFW Water Fund only) – The Fund invests in companies considered to be growth-oriented companies. If the portfolio manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.  Over time, growth investing may go in and out of favor, which may cause growth-oriented funds to underperform when value investing is in favor.

Interest Rate Risk (Montecito Fund only) - The value of your investment may decrease when interest rates rise.  The specific maturities of fixed income securities in which the Fund invests may fall in value more than other maturities.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Junk Bond Risk (Montecito Fund only)-  Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include “Rule 144A” securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk (Both Funds) –The portfolio manager may select stocks that decline in value and do not experience growth as anticipated.

Prepayment Risk (Montecito Fund only) - The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

Real Estate Securities Risk (Montecito Fund only) - The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates.  When economic growth is slowing, demand for property decreases and prices may fall.  Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market.  Property values may also decrease because of overbuilding, extended vacancies, increases in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.  The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.  The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk (Montecito Fund only) - In addition to the risks facing real estate securities, the Fund’s investments in REITs generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Sector Risk (Montecito Fund only)  - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest more heavily will vary.

Small Cap Risk (Both Funds) – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.  Small cap companies may be more thinly traded than larger capitalization companies and subject to liquidity risk.

Stock Market Risk (Both Funds) – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

Water-Related Securities Risk (PFW Water Fund only) - Investing in water-related companies may expose the Fund to additional risk because some of the companies in the Fund’s portfolio can be affected by common economic trends or other changes.  Adverse developments in a particular industry that is water-related may significantly affect the value of other related industries and the Fund’s shares.  Some companies involved in water related activities are subject to environmental considerations, changes in taxation and government regulation, price and supply fluctuations, changes in technology, competition and water conservation.  Unfavorable regulatory rulings, including structural changes to pricing and the competitive playing field, may affect the ability of companies engaged in one or more water related activities to produce favorable returns.

Temporary Investments

Under abnormal market or economic conditions, each Fund may adopt a temporary defensive investment position in the market. When a Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. To the extent a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  During times when a Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s policies and procedures with respect to the disclosure of its portfolio securities are available in the Fund’s Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Fund Manager

Hillcrest Wells Advisors, LLC, 1270 Hillcrest Avenue, Pasadena, CA 91106, (the “Fund Manager”) serves as investment advisor to the Funds.  The Fund Manager is an investment advisory firm whose principal business is providing investment advice and counseling to mutual funds.  The Fund Manager has managed the Funds’ day-to-day business affairs under the general supervision of the Board of Directors since January 19, 2010.  SBG Capital Management, Inc. was the Funds’ manager prior to January 19, 2010.  For the fiscal year ended March 31, 2010, the PFW Water Fund paid the prior Fund Manager a fee equal to 0.50% of each Fund’s average daily net assets for its services as investment advisor.  Management fees include separate fees for investment advisory services and for administrative services and are paid to the Fund Manager.  The PFW Water Fund pays the Fund Manager an annual administrative service fee of 0.75% and an annual investment advisory fee of 0.50%.  The Montecito Fund pays the Fund Manager an annual administrative service fee of 0.64% and an annual investment advisory fee of 0.30% on the first $100 million in assets and 0.25% on assets in excess of $100 million.  The Fund Manager is responsible for paying all of each Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), underlying fund expenses, 12b-1 fees, litigation expenses and other extraordinary expenses.

Portfolio Managers

Ben Murillo, Jr. is the portfolio manager of the PFW Water Fund and is responsible for the day-to-day management of the Fund.  Mr. Murillo joined the Fund Manager as the portfolio manager on July 1, 2010.  Mr. Murillo managed Ashland Venture Partners, a venture capital fund, from 2001-2005 and Eagle Point Investments, a hedge fund, from 2004-2006.  Over a seven year period Mr. Murillo managed the Wincap, Winfield an Italia Mutual Funds. He was a manager with Bank of America Trust and managed several major pension funds.  Mr. Murillo has been retired since 2007, after having formed and managed various hedge funds and other investment partnerships for over two decades.  Mr. Murillo is also a Partner at MIMC Wealth Management, an investment advisory firm formed in June, 2010.  Mr. Murillo has over 40 years of investment experience in the Equity Markets, Bond market, Venture Capital market, Real Estate market and Mutual Fund Industry.

Blake T. Todd is the portfolio manager responsible for the day-to-day management of the Montecito Fund.  Mr. Todd has been a Partner at Crowell Weedon & Co. since December 2006 and manages individual investment accounts at Crowell Weedon & Co.  Mr. Todd was a Senior Vice President of Seidler and a Portfolio Manager with Seidler Investment Advisors since early 2005 to November 15, 2006.  Prior to joining Seidler, Mr. Todd was employed by Sutro & Co. – RBC Dain Rauscher from 1998 to 2005 as a branch manager, Senior Vice President and Portfolio Manager.

The Company’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts managed and ownership of their managed Fund shares.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreements is available in the Funds’ Proxy Statement for the December 18, 2009 shareholder meeting.

HOW TO BUY AND SELL SHARES

Determination of Share Price

Shares of the Funds are offered at each share’s public offering price (“POP”), which is net asset value (“NAV”) plus any applicable sales charges. NAV per share is calculated by adding the value of a Fund’s investments, cash and other assets, subtracting the Fund’s liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Fund Manager, subject to the review and supervision of the Board of Directors. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fund Manager may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. Each Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. eastern time.

Share Classes

The Montecito Fund offers only one class of shares.

The PFW Water Fund offers three classes of shares, Class A, Class C and Class I, so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  The three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.  Please read Factors to Consider When Choosing a Share Class for information about choosing the share class most appropriate for you.  Class I shares of the PFW Water Fund are offered in a different prospectus.

Sales Charges

The Montecito Fund and Class A Shares of the PFW Water Fund

Shares of the Montecito Fund and Class A shares of the PFW Water Fund are offered at their public offering price, which is net asset value per share plus the applicable initial sales charge. The initial sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions. The following initial sales charges apply to your purchases of shares of the Montecito Fund and Class A shares of the PFW Water Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.02%	0.75%

Capital Research Brokerage Services, LLC, 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105 (the “Distributor”), the Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Funds. The dealer’s concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Reducing Your Initial Sales Charge

The Funds permit you to reduce the initial sales charge you pay on shares of the Montecito Fund and Class A shares of the PFW Water Fund by using the Right of Accumulation or a Letter of Intent.  Each of these methods of reducing your initial sales charge is described below.  In taking advantage of each of these methods for reducing the initial sales charge you will pay, you may link purchases of the PFW Water Fund and the Montecito Fund, even if the shares are held in accounts with different financial services firms (such as a broker-dealer, investment adviser or financial institution).  It is your responsibility when investing to inform the Funds or your financial services firm that you would like to have the purchases linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  In calculating the appropriate initial sales charge for your purchases of Class A shares of the PFW Water Fund or the shares of the Montecito Fund, you may add the value of shares of the Funds that you or a person listed below own in either Fund to the amount you currently are purchasing.  The Funds will combine the value of your current purchase of shares with the current market value or cost basis, whichever is higher, of the Class A or Class C shares of the Funds held in:

1.

All of your account(s);

2.

Joint account(s) with your spouse or domestic partner;

3.

Account(s) of your spouse or domestic partner;

4.

Account(s) of you children under age 21 who share your residential address;

5.

Trust or custodial accounts established by any of the individuals in (1) through (3) above; and

6.

Solely controlled business accounts.

To be entitled to the reduced initial charges, you must inform the Funds or your financial services firm of the existence of one or more of the accounts listed above prior to or at the time of purchase.  In order to verify your eligibility for a reduced initial sales charge, you may be required to provide documentation, such as account statements, a social security number or a taxpayer identification number, so that the Funds can verify the holdings in the accounts.  In addition, because you may be eligible for a reduced initial sales charge based on historical cost, you should retain any records necessary to substantiate such costs.  Shares purchased at net asset value without the imposition of a sales charge count toward your total for purposes of calculating the appropriate sales charge.

Letter of Intent:  You may qualify for a reduction in the sales charge on a current purchase of shares of the Montecito Fund and Class A shares of the PFW Water Fund by signing a Letter of Intent committing you to purchase a certain amount of shares of either Fund over the next 13 months.  Provided you meet the minimum initial investment requirement, you may purchase Class A shares of the PFW Water Fund and shares of the Montecito Fund and pay the same sales charge that you would have paid if all shares were purchased at once.  Calculations made to determine whether you have fulfilled your obligation under the Letter of Intent will be made on the basis of net amount invested.  At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent.  If you elect to include purchases made during the past 90 days toward the fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase that is counted toward fulfillment of your Letter of Intent.  Please note that the purchase price of these earlier purchases will not be adjusted.  You should inform the Funds or your financial services firm that you have a Letter of Intent each time you make an investment.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent is invested.  If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, the Funds will redeem a sufficient portion of the shares in the escrow account to make up the difference between the sales charges that would normally apply (based on the amount actually purchased) and the reduced sales charges previously paid (based on the amount you intended to purchase).

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate sections of the Account Application or contact your financial services firm.  To determine whether you are eligible for these programs, please call 1-800-723-8637 or contact you financial services firm.  The Funds do not have a website where this information may be accessed.  These programs may be amended or terminated at any time.

Eliminating Your Class A Sales Charge

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase shares of the Montecito Fund and Class A shares of the PFW Water Fund without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You also may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Company or the Distributor. The Company has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed POP. Please see the Sub-Section entitled “Purchases through Financial Service Organizations” in the Prospectus for additional information relating to purchases made through these types of entities.

Class C Shares–PFW Water Fund

Class C Shares of the PFW Water Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.  However, Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of the value of your redemption if you redeem your shares within one year from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than one year prior to the redemption, and increases in the value of your shares.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the PFW Water Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “FEES AND EXPENSES” Section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Distribution Fees

The PFW Water Fund has adopted Distribution Plans (“12b-1 Plans”) for Class A and Class C shares, pursuant to which the Fund pays the Distributor a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund’s average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Fund’s average daily net assets on its Class C shares. The Distributor may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The Montecito Fund has adopted a 12b-1 Plan pursuant to which the Fund pays the Fund Manager a monthly fee of 0.25% per annum of the Fund’s average daily net assets for distribution and shareholder servicing. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The 12b-1 Plans provide that the Funds may finance activities that are primarily intended to result in the sale of the Funds’ shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds’ transfer agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager or the Distributor and such payments may exceed the expenses actually incurred.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for a Fund’s shares if, in the Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$1,000
IRAs*	$1,000	$ 100
Coverdell ESAs	$ 500	$ 500**

FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$100 per month
IRAs*	$1,000	$100 per month
Coverdell ESAs	$ 500	$500**

*Includes traditional IRAs, Roth IRAs and Simple IRAs.

  **Up to a maximum of $2,000 per year.

Opening and Adding to Your Account

You can invest in the Funds by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Company at 1-800-723-8637.

Purchase by Mail

To make your initial investment in a Fund, simply complete the Account Application included with this Prospectus, make a check payable to the appropriate Fund and mail the Application and check to:

PFW Water Fund	The Montecito Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2	4020 South 147th Street, Suite 2
Omaha, NE 68137	Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the appropriate Fund and mail the check to the above-mentioned addresses. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Funds’ transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

Wire Transfer Purchases

If you wish to wire money to make a subsequent investment in a Fund, please call the Fund at 800-723-8637 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE.  Your bank may charge you for wiring same-day funds.

Purchases through Financial Service Organizations

You may purchase shares of each Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker, dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by each Fund. If you are investing through a securities broker, dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers, dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan

You may purchase shares of each Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select an account maintained at a domestic financial institution, which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the Plan. Each Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Funds’ transfer agent at 800-723-8637.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day that the transfer agent receives the telephone purchase request.  Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Funds may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Funds do not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. Each Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of a Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Fund, each Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.  Each Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Sell (Redeem) Your Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

PFW Water Fund		The Montecito Fund
c/o Gemini Fund Services, LLC	OR	c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2		4020 South 147th Street. Suite 2
Omaha, NE 68137		Omaha, NE 68137

The selling price of the shares being redeemed will be the applicable Fund’s per share net asset value next calculated after receipt of all required documents in “good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.

if you change the ownership on your account;

2.

when you want the redemption proceeds sent to a different address than is registered on the account;

3.

any redemption transmitted by federal wire transfer to your bank; and

4.

if a change of address request has been received by the Company or Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion signature guarantees are designed to protect both you and the Funds from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in each Fund by calling the transfer agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Funds or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Funds’ custodian charges a $10.00 fee for outgoing wires.

Redemption at the Option of the Fund

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to each Fund of maintaining very small accounts.

Exchanging Fund Shares

You may exchange Class A shares of the PFW Water Fund for Class A shares of the Montecito Fund, and vice versa.  You will not pay a sales charge on an exchange if you are eligible for a sales charge waiver or if you paid the applicable sales charge on the shares you are exchanging.  Otherwise, you will pay a sales charge equal to the difference between the sales charges you paid on the shares you are exchanging and the sales charge payable on the shares you are receiving.

Exchanges are processed the same business day they are received, provided they are received before 4:00 p.m. eastern time.  The exchange is made at the Net Asset Value per share of each Fund next determined after the exchange request is received.  Generally, an exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

All exchanges are subject to a Fund’s investment minimum or eligibility requirement.  The Funds do not charge a fee for exchanges.  You may request an exchange by contacting your financial services firm, by calling 1-800-723-8637, or by writing the appropriate Fund at:

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Before making an exchange request, you should read the section of this Prospectus about the Fund whose shares you would like to purchase by exchange. You can obtain a Prospectus by contacting your financial services firm, by calling 1-800-723-8637 or by writing the Fund at the above address.  Exchanges will be processed only if the Fund into which you are exchanging is registered in your state of residence.  The Company may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market.  Therefore, to prevent disruptions in the management of the Funds, the Funds limit excessive exchange activity as described in “Frequent Purchases and Redemptions of Fund Shares.”  Your exchange privilege will be revoked if the exchange activity is considered excessive.  In addition, a Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Anti-Money Laundering and Customer Identification Programs

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  A Fund may not be able to open your account or complete a transaction for you until the Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-US person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Frequent Purchases and Redemptions of Fund Shares

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Frequent purchases and redemptions of Fund shares may result in the dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  Each Fund discourages short-term traders and/ or market timers from investing in the Fund and does not accommodate frequent trading by Fund shareholders.  The Funds monitor purchase, redemption and exchange transactions in an attempt to detect market timing.  If excessive account activity is detected, an investor’s exchange privileges may be revoked or purchase order rejected.  The Board of Directors has adopted a policy establishing what constitutes excessive account activity. The Fund also reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if it considers the trading to be abusive.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. While a Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  Purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to detect market timing activity.  However, the Funds will work with brokers and other financial intermediaries that sell shares of the Funds, including those maintaining omnibus accounts with the Funds, to identify market timing transactions and enforce the Funds’ market timing policies.  The Funds’ agreements with financial intermediaries require that the financial intermediary provide shareholder transaction information, to the extent known to the financial intermediary, to the Funds upon request.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by each Fund are derived from its net investment income. Net investment income will be distributed at least annually. Each Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid for it. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

TAX CONSIDERATIONS

Each Fund intends to continue to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of each Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the appropriate Fund may be required to withhold federal income tax as specified by the Internal Revenue Code (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in a Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund’s recent financial performance.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the various classes of shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights are from the Funds’ financial statements, which have been audited by the independent registered public accounting firm of Cohen Fund Audit Services, Ltd, whose report, along with the Funds’ financial statements, are included in the annual report for the fiscal year ended March 31, 2010.  These financial highlights, along with other information concerning the Funds, are included in the Funds’ annual report, which is available without charge upon request.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

		PFW Water Fund- Class A Shares

	For the Year Ended March 31,
	2010	2009	2008	2007	2006

Net Asset Value,
Beginning of Year	$ 19.20	$ 27.42	$ 26.43	$ 27.92	$ 22.89

Income (Loss) From Operations:
Net investment income (loss)	0.11	0.10	0.18	(0.45)	(0.44)
Net gain (loss) from securities
(both realized and unrealized)	8.50	(8.26)	0.81	(1.04)	5.47
Total from operations	8.61	(8.16)	0.99	(1.49)	5.03

Distributions to shareholders from
net investment income	(0.13)	(0.06)	-	-	-

Net Asset Value,
End of Year	$ 27.68	$ 19.20	$ 27.42	$ 26.43	$ 27.92

Total Return (b)	44.86%	(29.79)%	3.75%	(5.34)%	21.97%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 18,552	$ 9,896	$ 10,882	$ 1,815	$ 3,146
Ratio of expenses
to average net assets	1.50%	1.50%	1.54%	1.86%	1.85%
Ratio of net investment income
(loss) to average net assets	0.45%	0.43%	0.65%	(1.78)%	(1.76)%
Portfolio turnover rate	17%	47%	112%	14%	27%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares

	For the Year Ended March 31,
	2010	2009	2008	2007	2006

Net Asset Value,
Beginning of Year	$ 18.07	$ 25.92	$ 25.25	$ 27.07	$ 22.48

Income (Loss) From Operations:
Net investment loss	(0.06)	(0.08)	(0.15)	(0.78)	(0.74)
Net gain (loss) from securities
(both realized and unrealized)	7.97	(7.77)	0.82	(1.04)	5.33
Total from operations	7.91	(7.85)	0.67	(1.82)	4.59

Net Asset Value,
End of Year	$ 25.98	$ 18.07	$ 25.92	$ 25.25	$ 27.07

Total Return (b)	43.77%	(30.29)%	2.65%	(6.72)%	20.42%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 4,059	$ 2,350	$ 3,617	$ 4,800	$ 12,893
Ratio of expenses
to average net assets	2.25%	2.25%	2.70%	3.31%	3.11%
Ratio of net investment income (loss)
to average net assets	(0.27)%	(0.35)%	(0.57)%	(3.22)%	(3.02)%
Portfolio turnover rate	17%	47%	112%	14%	27%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	The Montecito Fund

	For the Year Ended March 31,
	2010	2009	2008	2007	2006

Net Asset Value,
Beginning of Year	$ 6.59	$ 10.32	$ 11.57	$ 10.74	$ 10.24

Income (Loss) From Operations:
Net investment income	0.30	0.23	0.38	0.26	0.19
Net gain (loss) from securities
(both realized and unrealized)	2.71	(3.69)	(0.67)	1.05	0.40
Total from operations	3.01	(3.46)	(0.29)	1.31	0.59

Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.38)	(0.25)	(0.09)
Net realized capital gains	-	-	(0.51)	(0.23)	-
Return of capital	-	-	(0.07)	-	-
Total distributions	(0.27)	(0.27)	(0.96)	(0.48)	(0.09)

Net Asset Value,
End of Year	$ 9.33	$ 6.59	$ 10.32	$ 11.57	$ 10.74

Total Return (b)	46.58%	(34.08)%	(2.88)%	12.33%	5.82%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 11,507	$ 8,204	$ 12,697	$ 11,987	$ 7,333
Ratio of expenses
to average net assets	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets (c)	3.69%	2.74%	3.33%	2.42%	1.82%
Portfolio turnover rate	84%	58%	71%	33%	68%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

PRIVACY STATEMENT

At The Santa Barbara Group of Mutual Funds, Inc., we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic or telephonic communications and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and services providers involved in servicing our account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

THE SANTA BARBARA GROUP

OF MUTUAL FUNDS

PFW WATER FUND

THE MONTECITO FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Investment Company Act No.

811-07414

FOR MORE INFORMATION

Additional information about each Fund’s investments is available in the Annual and Semi-Annual Report to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the previous fiscal year. The Annual and Semi-Annual Reports are available without charge by calling the Funds. You may also get additional information concerning the Funds from the sources listed below:

Statement of Additional Information (SAI) - The SAI contains more detailed information on all aspects of the Funds, including policies and procedures relating to the disclosure of the Fund’s portfolio holdings. A current SAI, dated August 1, 2010, has been filed with the SEC and is incorporated by reference into this Prospectus. To request a free copy of the SAI, or the Funds’ latest Annual Report or Semi-Annual Report, please contact the Funds at:

The Santa Barbara Group of Mutual Funds, Inc.

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

800-723-8637

The Funds’ website: www.sbwaterfund.com

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549-0102.